UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2018

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 1000, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

LendingClub Corporation (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K to amend the Current Report on Form 8-K filed by the Company on March 28, 2018 (the “Original 8-K”) for the sole purpose of correcting a typographical error in the form of the Company’s Amended and Restated Bylaws (the “Bylaws”) filed as Exhibit 3.1 to the Original 8-K. As corrected, the Bylaws as filed as Exhibit 3.1 to this Current Report on Form 8-K/A correctly reflects an adoption date of March 22, 2018 (previously mistakenly listed as September 22, 2018), and is in all other respects identical to those filed with the Original 8-K.

This Current Report on Form 8-K/A does not modify or update the disclosures presented in Item 5.02 or Exhibit 99.1 of the Original 8-K. Accordingly, this Form 8-K/A should be read in conjunction with the Original 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2018, the Board of Directors of the Company (the “Board”) adopted amendments to Section 1.7 of the Bylaws to implement a majority vote standard for uncontested director elections by specifying that, except under certain specified situations, every matter other than a contested director election shall be decided by a majority of the votes cast for or against the matter. Directors were previously elected by a plurality of the votes cast. Section 1.7 of the Bylaws further provide that any nominee for the Board must submit an irrevocable resignation contingent (i) on that person not receiving the required vote for election, and (ii) acceptance of that resignation by the Board in accordance with policies and procedures adopted by the Board for such purposes.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K/A and is incorporated in response to this Item by reference thereto.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Amended and Restated Bylaws of the Company, effective March 22, 2018

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	June 22, 2018	By:	/s/ Russell S. Elmer
Russell S. Elmer
General Counsel and Secretary
(duly authorized officer)